THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

      THIRD AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 7, 1999 (this "Amendment") among LABORATORY CORPORATION OF AMERICA HOLDINGS, a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders (the "Banks") listed on the signature pages thereof, and CREDIT SUISSE FIRST BOSTON, as administrative agent (the "Administrative Agent") for the Lenders hereunder.

                      PRELIMINARY STATEMENTS

      The parties hereto (i) have entered into an Amended and Restated Credit Agreement dated as of March 31, 1997, as amended as of September 30, 1997 and February 25, 1998 (the "Credit Agreement") providing for, among other things, the Lenders to lend to the Borrower up to $1,143,750,000 on the terms and subject to the conditions set forth therein and (ii) desire to amend the Credit Agreement in the manner set forth herein. Each capitalized term used but not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

     NOW, THEREFORE,in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                             ARTICLE I

                      AMENDMENTS; AMENDMENT FEE

      SECTION 1.01.  Amendment to Representations and Warranties.
Section 4.01 of the Credit Agreement if hereby amended by adding the following new Section 4.01 (r):

      (r) The Borrower has (i) initiated a review and assessment of all areas within its and each of its Subsidiaries' business and operations that could reasonably by expected to be adversely affected by the "Year 2000 Problem" (that is, the risk that computer applications used by the Borrower or any of its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis (which plan
includes    contingencies   and   testing   of   such    computer
applications), and (iii) to date, implemented that plan in accordance with that timetable. Based on the foregoing, the Borrower believes that all computer applications within its and its Subsidiaries' control that are material to its or any of its Subsidiaries' business and operations are expected to be able to perform date-sensitive functions for all dates before and after January 1, 2000, except to the extent that a failure to do so could not reasonably be expected to have a Material Adverse
Effect.   The  total cost associated with implementation  of  the
Borrower's plan for addressing the Year 2000 Problem is not expected to be material to the Borrower's financial position.

      SECTION  1.02.  Amendment to Leverage Ratio.  Section  5.01
(i) of the Credit Agreement is hereby amended by deleting the figures shown with strike-over lines and replacing such figures with the figures indicated in boldface type and underscored, to read in its entirety as follows:

      (i) Leverage Ratio. Maintain at the end of each four fiscal quarter period specified below a Leverage Ratio of not more than the ratio set forth below:

             Four Fiscal
          Quarters Ending in                        Ratio
          -------------------                     ----------

          March 1997                                6.50:1.0
          June 1997                                 5.00:1.0
          September 1997                            4.75:1.0
          December 1997                             4.75:1.0
          March 1998                                4.75:1.0
          June 1998                                 4.50:1.0
          September 1998                            4.25:1.0
          December 1998                             4.00:1.0
          March 1999                                4.00:1.0
          June 1999                                 3.75:1.0
          September 1999                            3.50:1.0
          December 1999                             3.50:1.0
          March 2000                                3.50:1.0
          June 2000                                 3.25:1.0
          September 2000                            3.00:1.0
          December 2000                             3.00:1.0
          March 2001                                2.50:1.0
          June 2001                                 2.25:1.0
          September 2001                            2.25:1.0
          December 2001                             2.00:1.0
          March 2002                                2.00:1.0
          June 2002                                 1.75:1.0
          September 2002                            1.75:1.0

           and 1.50:1.0 for each four fiscal quarter period thereafter.

           Section 1.03. Amendment to Covenant Prohibiting Stock Repurchases. Section 5.02 (e) of the Credit Agreement is hereby amended by deleting the text shown with strike-over lines and replacing such text with the text indicated in boldface type and underscored, to read in its entirety as follows:

           (e)  Dividends, Repurchases, Etc.  Declare or pay  any
dividends,  purchase, redeem, retire, defease       or  otherwise
acquire for value any of its capital stock or any warrants, rights or options to acquire such capital stock, now or hereafter outstanding, return any capital to its stockholders as
such,  make  any       distribution  of  assets,  capital  stock,
warrants, rights, options, obligations or securities to its stockholders as such or issue or sell any capital stock or warrants, rights or options to acquire such capital stock, or permit any of its Subsidiaries to purchase, redeem, retire, defease or otherwise acquire for value any capital stock of the Borrower or any warrants, rights or options to acquire such capital stock or to issue or sell any capital stock or any warrants, rights or options to acquire such capital stock (other
than to the Borrower),   except that:

                 (i)    the  Borrower  may  declare  and  deliver
     dividends  and  distributions  payable   only  in   Borrower
     Common  Stock or warrants, rights or options to acquire
     Borrower Common Stock;

                 (ii)   after  the  second  anniversary  of   the
     Amendment  Effective Date if  (A)  the   Borrower's  Capital
     Ratio is equal to or less than 50% on the last day of the most
     recently  ended  fiscal  quarter  and   (B)   the    Leverage
     Ratio for the most recently ended four fiscal quarter period is less than or equal to 2.5:1.0, the Borrower may, during any single fiscal year, declare and pay cash dividends to holders of Borrower Common Stock in an amount not to exceed ten percent of the Borrower's Net Income for the fiscal year immediately preceding the fiscal year in which such dividend is declared or paid;

                 (iii) the Borrower may purchase options or warrants to purchase shares of Borrower Common Stock granted by the Borrower to employees of the Borrower or any of its Subsidiaries, for an aggregate purchase price, for all such purchases during any single fiscal year, of not more than $1,000,000;

                 (iv) the Borrower may, during any single fiscal year, declare and pay cash dividends to holders of Borrower Series A Preferred Stock at a rate not to exceed 10% per annum and at any time after the third anniversary of the Amendment Effective Date, the Borrower may, during any such fiscal year, pay cash dividends to holders of Borrower Series B Preferred Stock at a rate not to exceed 10% per annum;

                 (v) the Borrower may declare and pay dividends to holders of Borrower Series B Preferred Stock payable in shares of Borrower Series B Preferred Stock; and

                 (vi) The Borrower may purchase shares of the Borrower Preferred Stock (other than shares owned by Roche
     Holdings or any Affiliate of Roche Holdings) for an aggregate purchase price of not more than $75,000,000;

     provided, however, that, at the time of any payment or purchase referred to above and after giving effect to such payment or purchase, no Default shall have occurred and be continuing.

           SECTION  1.04.   Amendment  to  Acquisition  Covenant.
     Section  5.02  (h)  of  the Credit  Agreement  is  hereby
     amended by deleting "$25,000,000" in subsection 5.02 (h) (iii)
     (A) and inserting   "$75,000,000" in lieu thereof.

           SECTION  1.05.   Amendment Fee.  The effectiveness  of
     this Agreement is subject to the receipt by the Agent of an amendment fee, payable to the Agent for the ratable distribution to each Lender which has executed this Amendment (each, a "Consenting Lender"), in an amount equal to 0.15% times (A) the aggregate outstanding principal amount of the Committed Advances held by the Consenting Lenders as of the date hereof plus (B)
     the aggregate unused Revolving Credit Commitment of the Consenting Lenders as of the date hereof.

                              ARTICLE II

                    REPRESENTATIONS AND WARRANTIES

          SECTION 2.01.  Representations and Warranties of the
Borrower.  The Borrower represents and  warrants as follows:

           (a) The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

           (b) The execution, delivery and performance by the Borrower of this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and do not contravene the Borrower's charter or by-laws.

           (c)  No authorization or approval or other action  by,
     and no notice to or filing with, any    governmental authority or
     regulatory body is required for the due execution, delivery and performance by the Borrower of this Amendment.

           (d) This Amendment has been duly executed and delivered by the Borrower. This Amendment is the legal, valid and binding obligation of the Borrower, enforceable against the Borrower, in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforceability of creditors' rights generally and by general principles of equity.

           (e)   The representations and warranties contained  in
     Section 4.01 of the Credit Agreement are correct in all material aspects on and as of the date hereof, as though made on and as of the date thereof.

           (f) No event has occurred and is continuing which constitutes a Default.

                             ARTICLE III

                            MISCELLANEOUS

           SECTION 3.01.  Governing Law.  This Amendment shall be
     governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflicts of law principles thereof.

           SECTION  3.02.  Execution in Counterparts.   This
     Amendment may be executed in any number of counterparts and by any combination of the parties hereto in separate counterparts, each of which counterparts shall be an original and all of which taken together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

           SECTION  3.03.  Effect on the Credit Agreement.   Upon
     execution and delivery of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby and each reference to the Credit Agreement in any Loan Document (as defined in the Credit Agreement) shall mean and be a reference to the Credit Agreement, as amended hereby. Except as expressly modified hereby, all of the terms and conditions of the Credit Agreement shall remain unaltered and in full force and effect. This Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

          Each of the undersigned has caused this Amendment to be executed by its repective officer or officers thereunto duly authorized, as of the date first written above.

     BORROWER:     LABORATORY CORPORATION OF AMERICA HOLDINGS

                         By:/s/  WESLEY R. ELINGBURG
                            ------------------------
                            Name:  Wesley R. Elingburg
                            Title: CFO/EVP/Treasurer


     ADMINISTRATIVE      CREDIT SUISSE FIRST BOSTON,
         AGENT:            as Administrative Agent

                         By:/s/  JULIA P. KINGSBURY
                            -----------------------
                            Name:  Julia P. Kingbury
                            Title: Vice President

                         By:/s/ WM. MATTHEW CARTER
                            ----------------------
                            Name:  Wm. Matthew Carter
                            Title: Assistant Vice President

                         By:/s/ JOEL GLODOWSKI
                            ---------------------
                            Name:  Joel Glodowski
                            Title: Managing Director

                         By:/s/  KARL M. STUDER
                            ---------------------
                            Name:  Karl M. Studer
                            Title: Director


                     BANK OF AMERICA NATIONAL TRUST AND
                     SAVINGS ASSOCIATION (As successor by
                     merger to Bank of America Illinois)

                         By:/s/ MARTY MITCHELL
                            --------------------
                            Name:  Marty Mitchell
                            Title: Vice President


                     BANQUE NATIONALE DE PARIS

                         By:/s/ BONNIE G. EISENSTAT
                            -----------------------
                            Name:  Bonnie G. Eisenstat
                            Title: Vice President

                         By:/s/ RICHARD L. STED
                            -----------------------
                            Name:  Richard L. Sted
                            Title: Senior Vice President

                      BAYERISCHE LANDESBANK GIROZENTRALE

                         By:/s/  PETER OBERMANN
                            ---------------------
                            Name:  Peter Obermann
                            Title: Senior Vice President

                         By:/s/  MARTHA E. ASMA
                            --------------------
                            Name:  Martha E. Asma
                            Title: First Vice President


                       THE CHASE MANHATTAN BANK

                         By:/s/ ROBERT T. SACKS
                            --------------------
                            Name:  Robert T. Sacks
                            Title: Managing Director


                       CREDIT LYONNAIS (NEW YORK BRANCH)

                         By:/s/ JOHN C. OBERLE
                            -------------------
                            Name:  John C. Oberle
                            Title: Vice President


                       DEUTSCHE BANK AG NEW YORK BRANCH
                         and/or CAYMAN ISLANDS BRANCH

                         By:/s/ OLIVER SCHWARZ
                            --------------------
                            Name:  Oliver Schwarz
                            Title: Assistant Vice President

                         By:/s/ BARBARA ANNE HOELTZ
                            -----------------------
                            Name:  Barbara Anne Hoeltz
                            Title: Vice President


                        FIRST UNION NATIONAL BANK

                         By:/s/ J. PAUL SOLITARIO
                            ---------------------
                            Name:  J. Paul Solitario
                            Title: Vice President

                    THE FUJI BANK, LTD. (NEW YORK BRANCH)

                         By:/s/  RAYMOND VENTURA
                            ----------------------
                            Name:  Raymond Ventura
                            Title: Vice President & Manager


                      UBS AG, Stamford Branch

                         By:/s/  GUIDO W. SCHULER
                            -----------------------
                            Name:  Guido W. Schuler
                            Title: Executive Director,
                                   Swiss Corporate Clients

                         By:/s/  ROBERT P. WAGNER
                            ----------------------
                            Name:  Robert P. Wagner
                            Title: Director


                        SOCIETE GENERALE

                         By:/s/  GEORG L. PETERS
                            ---------------------
                            Name:  Georg L. Peters
                            Title: Vice President


                      THE SUMITOMO BANK, LIMITED
                            (NEW YORK BRANCH)

                         By:/s/  SURESH TATA
                            --------------------
                            Name:  Suresh Tata
                            Title: Senior Vice President


                    WACHOVIA BANK, N.A., formerly known
                     as Wachovia Bank of Georgia, N.A.

                         By:/s/  J. CALVIN RATCLIFF, JR.
                            ----------------------------
                            Name:  J. Calvin Ratcliff, Jr.
                            Title: Vice President

                    WESTDEUTSCHE LANDESBANK GIROZENTRALE

                         By:/s/  ELISABETH R. WILDS
                            --------------------------
                            Name:  Elisabeth R. Wilds
                            Title: Associate


                         By:/s/  LISA M. WALKER
                            -------------------------
                            Name:  Lisa M. Walker
                            Title: Vice President


                       COMMERZBANK AKTIENGESELLSCHAFT,
                               Atlanta Agency

                         By:/s/  HARRY P. YERGEY
                            ----------------------
                            Name:  Harry P. Yergey
                            Title: Senior Vice President & Manager


                         By:/s/  SUBASH R. VISWANATHAN
                            --------------------------
                            Name:  Subash R. Viswanathan
                            Title: Vice President

                     BBL INTERNATIONAL (U.K.) LIMITED


                         By:/s/  M.C. SWINNEN
                            ----------------------
                            Name:  M.C. Swinnen
                            Title: Authorised Signatory

                         By:/s/  C.F. WRIGHT
                            ----------------------
                            Name:  C.F. Wright
                            Title: Authorised Signatory


                   THE MITSUI TRUST AND BANKING CO., LIMITED

                         By:/s/  MARGARET HOLLOWAY
                            -------------------------
                            Name:  Margaret Holloway
                            Title: Vice President & Manager